Exhibit 10.2

Execution Version AMENDMENT NO. 2 dated as of December 6, 2023 to KENNEDY-WILSON HOLDINGS, INC. 6.00% SERIES C CUMULATIVE PERPETUAL PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT dated as of June 4, 2023

This AMENDMENT No. 2 (this “Amendment”), dated as of December 6, 2023, to the 6.00% Series C Cumulative Perpetual Preferred Stock and Warrant Purchase Agreement, dated as of June 4, 2023 (as amended, the “SPA”), is entered into by and among Kennedy-Wilson Holdings, Inc., a Delaware corporation (the “Company”), and the party or parties listed on Schedule I to the SPA (each a “Purchaser” and, collectively, the “Purchasers”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the SPA.

WHEREAS, the Company and the Purchasers agree to amend the SPA.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree to enter into this Amendment.

(1) Amendment to Section 6.8 of the SPA. Effective as of the date hereof, the parties hereto agree that Section 6.8 of the SPA is hereby amended, restated, superseded and replaced in its entirety by the following:

“6.8 Standstill. Each Purchaser hereby agrees that, until the Standstill Termination Date, unless specifically consented in writing by the Company to do so, neither such Purchaser nor its Affiliates will, or will cause or knowingly permit any of its or their directors, officers, partners, managers or employees to, in any manner, directly or indirectly: (i) effect or seek, initiate, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way advise or, assist any other person to effect or seek, initiate, offer or propose (whether publicly or otherwise) to effect or cause or participate in, any acquisition of any equity or equity-linked securities (or beneficial ownership thereof); any tender or exchange offer, merger, consolidation or other business combination involving the Company; any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company; or any “solicitation” of “proxies” (as such terms are used in the proxy rules of the SEC) or consents to vote any voting securities of the Company, provided, however, that notwithstanding the foregoing, nothing in this clause (i) shall prevent or limit (a) the ability of any director of the Company that is affiliated with such Purchaser to acquire, exercise or dispose of any stock options or other equity securities of the Company received as compensation for serving as a director, or perform his or her duties as a director of the Company or (b) the Purchasers and their Affiliates (and their respective directors, officers, partners, managers or employees) from purchasing equity or equity-linked securities of the Company, provided such purchases neither (x) cause any of Purchasers or their Affiliates, as a “person” or as part of a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), to become the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 27.5% of the total voting power of the Company’s voting stock nor (y) result in the aggregate of all equity or equity-linked securities held by the Purchaser and their Affiliates, together with the Underlying Securities, to amount to more than 27.5% of the outstanding Common Stock on a Fully-Diluted Basis; provided, further, that, notwithstanding anything to the contrary in this Section 6.8, at any time or from time to time following receipt of any Requisite Stockholder Approval (as defined in

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either the Warrant Agreement or the Certificate of Designations ), the Purchasers and their Affiliates will not be prohibited from exercising, converting or exchanging any securities of the Company then-held (including the Warrants and the warrants issued under that certain Warrant Agreement dated as of March 8, 2022, between the Company and the other signatories thereto) for shares of Common Stock (for purposes of this clause (i), if any Requisite Stockholder Approval is obtained, then such approval will be deemed to constitute a purchase of equity securities by the Purchasers or their Affiliates in an amount equal to the amount by which the beneficial ownership of the Purchasers or their Affiliates increases as a result of such approval); (ii) form, join or in any way participate in a “group” (as defined under the Exchange Act) with respect to any securities of the Company that seeks to do any of the actions prohibited by clause (i) above; (iii) otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company, provided, however, that notwithstanding the foregoing, nothing in this clause (iii) shall prevent or limit the ability of any director of the Company that is affiliated with such Purchaser to serve as a director, or perform his or her duties as a director of the Company or any related activities of such Purchaser’s officers, employees or representatives in support of such director; (iv) take any action which could reasonably be expected to force the Company to make a public announcement regarding any of the types of matters set forth in this Section 6.8 (other than actions taken by a director of the Company in the performance of his or her duties as such); or (v) enter into any agreements, discussions or arrangements with any third party with respect to any of the foregoing (other than ordinary course discussions by a director of the Company in the performance of his or her duties as such).”
(2) Representations and Warranties. The Company and each Purchaser hereby represent and warrant, as to itself only, that this Amendment has been duly authorized, executed and delivered, and that this Amendment and the SPA, as modified by this Amendment, are each enforceable against it in accordance with the terms thereof except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(3) Reference to and Effect on the SPA.
(a) Upon the effectiveness hereof, each reference to the SPA in the SPA or any other related document shall mean and be a reference to the SPA as modified hereby.
(b) The SPA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(4) Governing Law. This AMENDMENT shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed in such state without regard to conflicts of law principles thereof that would require the application of the laws of another jurisdiction.
(5) Headings; Interpretation. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. The term “Purchasers” in the plural shall mean “Purchaser” in the singular to the extent Schedule I to the SPA only includes a singular Purchaser.
(6) Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Purchasers and the Company have caused this Amendment to be duly executed and delivered.
                        COMPANY:
KENNEDY-WILSON HOLDINGS, INC.
By:
    Name:
    Title:

[Signature Page to Amendment No. 2 to Series C Preferred Stock Purchase Agreement]|

PURCHASERS:
    ODYSSEY REINSURANCE COMPANY,
by its investment manager,
Hamblin Watsa Investment Counsel Ltd.

By:
Name: Peter Clarke
Title: Chief Risk Officer

TRUSTEES OF NEWLINE SYNDICATE 1218,
by its investment manager,
Hamblin Watsa Investment Counsel Ltd.

By:
Name: Peter Clarke
Title: Chief Risk Officer

NEWLINE INSURANCE COMPANY LIMITED,
by its investment manager,
Hamblin Watsa Investment Counsel Ltd.

By:
Name: Peter Clarke
Title: Chief Risk Officer

ZENITH INSURANCE COMPANY,
by its investment manager,
Hamblin Watsa Investment Counsel Ltd.

By:
Name: Peter Clarke
Title: Chief Risk Officer

BRIT REINSURANCE (BERMUDA) LIMITED,
by its investment manager,
Hamblin Watsa Investment Counsel Ltd.

By:
Name: Peter Clarke
[Signature Page to Amendment No. 2 to Series C Preferred Stock Purchase Agreement]

Title: Chief Risk Officer

ALLIED WORLD INSURANCE COMPANY,
by its investment manager,
Hamblin Watsa Investment Counsel Ltd.

By:
Name: Peter Clarke
Title: Chief Risk Officer

ALLIED WORLD SPECIALTY INSURANCE
COMPANY,
by its investment manager,
Hamblin Watsa Investment Counsel Ltd.

By:
Name: Peter Clarke
Title: Chief Risk Officer

ALLIED WORLD ASSURANCE COMPANY (EUROPE) DAC,
by its investment manager,
Hamblin Watsa Investment Counsel Ltd.

By:
Name: Peter Clarke
Title: Chief Risk Officer

UNITED STATES FIRE INSURANCE                             COMPANY,
by its investment manager,
Hamblin Watsa Investment Counsel Ltd.

By:
Name: Peter Clarke
Title: Chief Risk Officer

THE NORTH RIVER INSURANCE             COMPANY,
by its investment manager,
Hamblin Watsa Investment Counsel Ltd.
[Signature Page to Amendment No. 2 to Series C Preferred Stock Purchase Agreement]

By:
Name: Peter Clarke
Title: Chief Risk Officer

NORTHBRIDGE GENERAL INSURANCE CORPORATION,
by its investment manager,
Hamblin Watsa Investment Counsel Ltd.

By:
Name: Peter Clarke
Title: Chief Risk Officer

WENTWORTH INSURANCE COMPANY,
by its investment manager,
Hamblin Watsa Investment Counsel Ltd.

By:
Name: Peter Clarke
Title: Chief Risk Officer

[Signature Page to Amendment No. 2 to Series C Preferred Stock Purchase Agreement]

CRC REINSURANCE LIMITED,
by its investment manager,
Hamblin Watsa Investment Counsel Ltd.

By:
Name: Peter Clarke
Title: Chief Risk Officer

[Signature Page to Amendment No. 2 to Series C Preferred Stock Purchase Agreement]